Talison Row on Daniel Island, South Carolina Lakeside at Coppell in Coppell, Texas INDEPENDENCE REALTY TRUST TO MERGE WITH STEADFAST REIT Creates Leading Sunbelt-Focused Multifamily Platform July 26, 2021 Exhibit 99.2

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by the use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, expectations with respect to capital allocations, including as to the timing and amount of future dividends, and anticipated benefits of the announced merger of Steadfast Apartment REIT, Inc. (“STAR”) with Independence Realty Trust, Inc. (“IRT”), including anticipated synergies and growth. Such forward-looking statements involve risks, uncertainties, estimates and assumptions and actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s and STAR’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and not within IRT’s or STAR’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause future actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks related to the impact of COVID-19 and other potential future outbreaks of infectious diseases on financial condition, results of operations, cash flows and performance and those of IRT and/or STAR residents as well as on the economy and real estate and financial markets; changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit IRT’s or STAR’s ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; inability of residents to meet their rent and other lease obligations and charge-offs in excess of allowance for bad debt; legislative restrictions that may delay or limit collections of past due rents; risks endemic to real estate and the real estate industry generally; impairment charges; the effects of natural and other disasters; delays in completing, and cost overruns incurred in connection with, IRT’s value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; the structure, timing and completion of the announced merger with STAR and any effects of the announcement, pendency or completion of the merger, including failure to realize the cost savings, synergies and other benefits expected to result from the merger; the ability to successfully integrate the IRT and STAR businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including failure to receive required stockholder approvals; the risk that the parties may not be able to satisfy the conditions to the merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the announced merger; the risk that the merger and its announcement could have an adverse effect on IRT’s or STAR’s ability to retain and hire key personnel and maintain relationships with their respective customers and suppliers, and on IRT’s operating results and businesses generally; unexpected costs of REIT qualification compliance; unexpected changes in IRT’s intention or ability to repay certain debt prior to maturity; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations. Please refer to the documents filed by each of IRT and STAR with the SEC, including specifically the “Risk Factors” sections of IRT’s and STAR’s Forms 10-K for the year ended December 31, 2020, and their other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. Neither IRT nor STAR undertake any obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. Additional Information and Where to Find It In connection with its announced merger transaction with STAR, IRT will file with the SEC a registration statement on Form S-4 to register the shares of IRT common stock to be issued in connection with the proposed merger transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of IRT and the stockholders of STAR. INVESTORS AND SECURITY HOLDERS OF IRT AND STAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by IRT and/or STAR through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by IRT will be available free of charge on IRT’s internet website at http://www.irtliving.com or by contacting IRT’s Investor Relations Department by email at IRT@edelman.com or by phone at +1-917-365-7979. Copies of the documents filed with the SEC by STAR will be available free of charge on STAR’s internet website at http://www.steadfastliving.com or by contacting STAR’s Investor Relations Department by phone at +1-888-223-9951. Participants in Solicitation IRT, STAR, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the announced merger transaction. Information about the directors and executive officers of IRT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 18, 2021, and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Information about the directors and executive officers of STAR is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on June 14, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.   No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Safe Harbor

Transaction Overview

Transaction Rationale and Expected Benefits Creation of a ~$7bn multifamily REIT focused on high-growth markets predominantly in the Sunbelt region

Steadfast Apartment REIT Snapshot STAR owns a portfolio of high-quality multifamily assets in attractive markets with strong fundamentals 70 Communities 21,841 Units $1,275 Avg. Effective Monthly Rent per Unit (1) $4.1B Enterprise Value (4) STAR PORTFOLIO SUMMARY 96.2% SS Avg. Occupancy 12.4% Spread on New Leases (3) 64% NOI from Sunbelt Markets (2) $198M Q2 Ann. NOI Note: Portfolio information as of 6/30/2021. Excludes three development assets. Represents average effective monthly rent for the three months ended 6/30/2021. STAR Sunbelt markets defined as AL, GA, OK, SC, TX and TN. Represents the change in monthly effective rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months. Based on new leases signed in Q2 2021. Based on IRT’s closing stock price of $20.00 as of 7/23/2021 and a 0.905x exchange ratio.

Complementary Portfolios with Benefits of Size and Scale Source: IRT and STAR filings as of 6/30/2021 and FactSet. Portfolio information as of 6/30/2021. Market data as of 7/23/2021. STAR equity and enterprise value based on IRT’s closing stock price of $20.00 as of 7/23/2021 and a 0.905x exchange ratio. STAR excludes three development assets. Represents average for the three months ended 6/30/2021. Pro forma represents weighted average effective rent and average occupancy based on number of units. Pro forma NOI includes property-level synergies of $8 million. Pro forma Adjusted EBITDA includes property-level synergies of $8 million and corporate G&A synergies of $20 million. Combination creates premier Sunbelt-focused multifamily platform with enhanced scale and portfolio quality

Top 10 Markets Expanded Presence Across High-Growth Markets PORTFOLIO SUMMARY Sources: IRT and STAR filings as of 6/30/2021, CoStar, Kinder Institute. Note: STAR excludes three development assets. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO. Geographic Distribution Combined company includes 131 communities across resilient, high-growth markets Top 10 Markets Geographic Distribution Expands IRT’s presence in high-growth metros including Atlanta and Dallas / Fort Worth with new exposure to Denver and Nashville The Sunbelt region has exhibited strong fundamentals with favorable population migration trends as people seek a lower cost of living, better tax policy, and growing economic opportunity Represents incremental market exposure Represents new market exposure for IRT (1)

Sources: IRT and STAR filings as of 6/30/2021, CoStar. Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco and Los Angeles. Pro Forma IRT weighted averages are based on unit count as of 6/30/2021 and excludes STAR’s three development assets. Outsized Population Growth Employment Change vs. 2019 Outpaces National Average Increased Presence in Markets with Strong Fundamentals Combined company’s markets outperform the national average and gateway markets in two key fundamentals for multifamily asset performance, population and employment growth ’20 ’21E ’22E ’20 vs. ’19 ’21E vs. ’19 ’22E vs. ’19 (9.84%)

Robust Embedded Value Add Growth Opportunities

Combined ~20,000 unit value add pipeline for the pro forma combined company

- **~12,000 STAR units and ~8,000 IRT units preliminarily identified for improvement renovations**
- **Expect to implement IRT's value add platform to existing STAR units and drive outsized rental growth**
- **IRT's historical projects have generated 17.1% return on investment across approximately 4,000 units, resulting in over $146 million of incremental value creation (1)**

Value Add Pipeline (2)

($ in millions)	Independence Realty Trust: In-Place Program	Independence Realty Trust: Future Pipeline	Independence Realty Trust: Total	STEADFAST REIT	Independence Realty Trust: Pro Forma
Units to Renovate	7,076	5,000	12,076	12,000	**24,076**
Units Renovated-to-Date	4,089	--	4,089	--	**4,089**
Remaining Units to Renovate	2,987	5,000	7,987	12,000	**19,987**
Remaining Renovation Costs (3)	$33 - $36	$55 - $60	$88 - $96	$132 - $144	**$220 - $240**
Incremental NOI (4)	$6 - $6	$9 - $10	$15 - $16	$23 - $25	**$38 - $41**
Incremental Value Creation (5)	**$92 - $100**	**$154 - $168**	**$246 - $268**	**$370 - $403**	**$616 - $672**

(1) Calculated as incremental NOI, divided by a 4.5% cap rate, net of capital investment. Incremental NOI of $8.9 million calculated as total costs-to-date of $52.3 million multiplied by ROI of 17.1%.
(2) These projections constitute forward-looking information. See "Forward-Looking Statements" on slide 1.
(3) Illustrative estimated cost / unit ranging from $11,000 to $12,000.
(4) Illustrative 17.1% annual ROI based on IRT's historical returns.
(5) Calculated as incremental NOI, divided by 4.5% cap rate net of capital invested.

8

Meaningful and Identifiable Synergies to Drive Growth Portfolio Overlap Creates Operating Synergies ~11% Immediate Core FFO/Share Accretion Expected with Additional Earnings Enhancement Potential Significant portfolio overlap and economies of scale expected to generate approximately $8 million of annual operating synergies Cost of capital advantages as company continues to grow Long-term interest savings as in-place mortgage debt is refinanced Additional Earnings Growth Opportunities STAR’s high-quality portfolio coupled with significant corporate and operating synergies are expected to create immediate earnings accretion; additional levers exist to further enhance earnings over the long-term Value Add Renovations Accelerate Growth New opportunities to renovate approximately 12,000 units at STAR communities Expect to generate 15% to 20% ROI on renovations Meaningful Corporate Expense Savings Expect to realize approximately $20 million of annual corporate expense savings

Pro Forma Capitalization $7.4bn Common Equity Debt The combined company will maintain a simple capital structure consisting of secured and unsecured debt Plan to maintain conservative financial and credit policies and expect to further delever the balance sheet through non-core asset sales, organic NOI growth, value add revenue, etc. Focus on transitioning to a predominantly unsecured capital structure Majority of debt is fixed rate (or hedged), further de-risking the balance sheet Transaction extends weighted average maturity profile to over 6 years, with minimal near-term maturities Total Capitalization (1) Balance Sheet Highlights Debt Maturity Schedule (2) Sources: IRT and STAR filings as of 6/30/2021. Note: Represents pro forma capitalization at merger prior to any targeted deleveraging efforts. Market data as of 7/23/2021. Excludes cash and cash equivalents. Excludes principal amortization. 84% Fixed / Hedged 16% Floating ($ in millions)

Roadmap to Right Sizing Leverage We are focused on right sizing the balance sheet and continuing to improve the combined company’s leverage profile through achievable action items in the near to medium-term 9.7x Interim-term target leverage Low 8’s Mid 7’s Non-Core Dispositions Approximately $340 million of identified non-core assets to market for sale, using proceeds to repay debt NOI Growth Organic NOI growth from stabilized portfolio consistent with long-term historical growth rates Completion of value add renovations consistent with historical track record (see page 8) Incremental NOI from acquisitions completed in Q2 2021 and stabilization of Garrison Station A B Illustrative Net Debt to Adjusted EBITDA At Closing (1) YE 2022 Sources: IRT and STAR filings as of 6/30/2021. Represents net debt to Q2 2021 annualized Adjusted EBITDA pro forma for the merger. Assumes IRT assumes all of STAR’s existing debt. Adjusted EBITDA includes $28 million of corporate G&A and operational synergies. Assumes IRT issues common equity to the public and uses proceeds to repay debt. Current Q2 2021 Net Debt to Ann. Adjusted EBITDA YE 2023

Source: S&P Global, FactSet. Market data as of 7/23/2021. Note: Represents compound total return, with dividends reinvested. IPO date of 8/13/2013. Sustained Value Creation for Stockholders IRT has a proven track record of outperforming its peers and the broader market 1-Year 3-Year 5-Year Since IPO (1) IRT IRT IRT IRT

Strategic Highlights and Path to Long-Term Growth Defined Investment Strategy Focus on non-gateway MSAs with strong apartment demand, limited new construction and positive economic indicators / demographic trends Value Add Redevelopment Initiatives Identified value add opportunities in combined portfolio with potential to generate 15% to 20% standalone returns Fortify the Balance Sheet Further deleverage the capital structure through non-core asset sales and earnings growth Operating Efficiencies Enhance Resident Experience Improve online marketing and leasing through increased usage of mobile / IoT technologies and automation of workstreams The Residences on McGinnis Ferry Suwanee, GA Complementary Portfolios with Benefits of Size and Scale Expanded Presence Across High Growth Sunbelt Region Substantial Synergies and Strengthened Operating Platform Leading to Immediate Earnings Accretion Improved Long-Term Growth Profile Through Identified Value Add Program Pipeline Path to Continued Long-Term Growth Transaction Rationale Bridge Pointe Huntsville, AL Canyon Resort at Great Hills Austin, TX Solis City Park Charlotte, NC

This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in IRT’s and STAR’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations and STAR’s website www.STEADFASTLIVING.com under Investors. IRT’s and STAR’s other SEC filings are also available through these websites. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  IRT and STAR believe average effective rent per unit is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT and STAR consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s and STAR’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s and STAR’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Definitions and Non-GAAP Financial Measure Reconciliations Net Debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage. The calculation is limited because IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income IRT and STAR believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. IRT and STAR define NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, IRT’s and STAR’s NOI may not be comparable to other REITs. IRT and STAR believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. IRT and STAR use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of IRT’s and STAR’s financial performance. Same Store Properties and Same Store Portfolio IRT and STAR review its same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. Definitions and Non-GAAP Financial Measure Reconciliations